UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2006

Panacos Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-24241	11-3238476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

134 Coolidge Avenue

Watertown, Massachusetts 02472

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (617) 926-1551

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(a) Not applicable.

(b) Not applicable.

(c) On June 15, 2006, Panacos Pharmaceuticals, Inc. (“Panacos” or the “Company”), announced that its President and CEO Samuel K. “Skip” Ackerman, M.D., 58, passed away yesterday evening at a New York hospital after suffering an apparent heart attack during a presentation at a conference yesterday afternoon. As per the Company’s succession plan, Peyton J. Marshall, Ph.D., currently Panacos’ Executive Vice President and Chief Financial Officer, has been named Acting CEO and will oversee operations at Panacos until a permanent successor can be named. Jeremy Hayward-Surry has been named Acting Chairman of the Board of Directors, serving in a non-executive capacity.

(d) Not applicable.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits:

99.1    Press Release of Panacos Pharmaceuticals, Inc. dated June 15, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANACOS PHARMACEUTICALS, INC.

Dated: June 15, 2006

	By:	/s/ Peyton Marshall
Peyton Marshall, Ph.D.
Acting Chief Executive Officer, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Panacos Pharmaceuticals, Inc. dated June 15, 2006.